Exhibit 10.29.A

Deed of Variation to CMM and Intra-Day Settlement Facility Agreement

BMYG Asset Management Pty Ltd ACN 133 561 887

and

Enhanced Investments Pty Ltd ACN 639 583 930

and

Openmarkets Australia Ltd ACN 090 472 012

Deed of Variation to

CMM and Intra-Day Settlement Facility Agreement

DATE: 30 August 2022

PARTIES

BMYG Asset Management Pty Ltd ACN 133 561 887 (BMYG)

Enhanced Investments Pty Ltd ACN 639 583 930 (Enhanced Investments).

Openmarkets Australia Ltd ACN 090 472 012 (Openmarkets);

RECITALS

A.	The parties have entered into a $2m CMM and intra-day settlement agreement dated on or around 9 July 2022 (Agreement). The Agreement is due to expire on 9 September 2022.

B.	The parties hereby agree to amend the expiry date of the Agreement to be effective from completion of a change of control event in Openmarkets, anticipated to be on or around 30 August 2022.

OPERATIVE PROVISIONS

1.	INTERPRETATION

In this Deed, headings are for convenience of reference only and do not affect interpretation.

2.	VARIATION OF AGREEMENT

2.1.	Variations

With effect on and from completion of a change of control event in Openmarkets, anticipated to be on or around 30 August 2022 (Completion), the Agreement is varied such that the expiry date is the date of Completion.

2.2.	Inconsistency

If there is any inconsistency between the provisions of this Deed and the provisions of theAgreement, then the provisions of this Deed prevail.

2.3.	Successors and assigns

This Deed binds and benefits the parties and their respective successors and permitted assigns.

2.4.	No assignment

A party cannot assign or otherwise transfer the benefit of this Deed without the prior written consent of each other party.

2.5.	No variation

This Deed cannot be amended or varied except in writing signed by the parties.

2.6.	Costs

Each party must pay its own legal costs of and incidental to the preparation and completion ofthis Deed.

2.7.	Governing law and jurisdiction

This Deed is governed by and must be construed in accordance with the laws in force in the State of Victoria. The parties submit to the exclusive jurisdiction of the courts of that State and the Commonwealth of Australia in respect of all matters arising out of or relating to this Deed, itsperformance or subject matter.

2.8.	Counterparts

If this Deed consists of a number of signed counterparts, each is an original and all of thecounterparts together constitute the same document.

* * * end of operative provisions * * *

Executed as a Deed

EXECUTED BMYG Asset Management Pty Ltd ACN 133 561 887 in accordance with the Corporations Act 2001 by being signed by thefollowing officers:

/s/ Julius Wei	/s/ Eric Gao
Signature of director	Signature of authorised person

Julius Wei	Eric Gao
Name of director (please print)	Name of authorised person (please print)

EXECUTED by ENHANCED INVESTMENTS PTY LTD ACN 639 583 930 in accordance with the Corporations Act 2001 by being signed by thefollowing officers:

/s/ Julius Wei	/s/ Eric Gao
Signature of director	Signature of authorised person

Julius Wei	Eric Gao
Name of director (please print)	Name of authorised person (please print)

EXECUTED OPENMARKETS AUSTRALIA LTD ACN 090 472 012 in accordance with the Corporations Act 2001 by being signed by the following officers:

/s/ Arthur Deane Sweeney	/s/ Francis Ian Malcolm
Signature of director ARTHUR DEANE SWEENEY	Signature of authorised person FRANCIS IAN MALCOLM
Name of director (please print)	Name of authorised person (please print)